                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                      PRISM SOLUTIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No Fee Required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
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
                                     [LOGO]

                               February 24, 1998

To Our Stockholders:

    You are cordially invited to attend the Annual Meeting of Stockholders to be held at 3:00 p.m. on Friday, March 20, 1998 at Prism Solutions, Inc., located at 1000 Hamlin Court, Sunnyvale, California. Detailed information as to the business to be transacted at the meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement.

    Regardless of whether you plan to attend the meeting, it is important that your shares be voted. Accordingly, we ask that you sign and return your proxy as soon as possible in the envelope provided. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

                                          Sincerely,

                                          /s/ Warren M. Weiss

                                          Warren M. Weiss
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                             PRISM SOLUTIONS, INC.
                               1000 HAMLIN COURT
                          SUNNYVALE, CALIFORNIA 94089

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

To Our Stockholders:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Prism Solutions, Inc. (the "Company") will be held at the offices of the Company located at 1000 Hamlin Court, Sunnyvale, California on Friday, March 20, 1998 at 3:00 p.m. P.S.T. for the following purposes:

    1. To elect directors of the Company, each to serve until the next Annual Meeting of Stockholders and until his or her successor has been elected and qualified or until his or her earlier resignation or removal. The Company's Board of Directors intends to present the following nominees for election as directors:

James W. Ashbrook              Thuan D. Phan
Kevin A. Fong                  Nancy J. Schoendorf
Promod Haque                   Norris van den Berg
E. Floyd Kvamme                Warren M. Weiss

    2. To approve an amendment to the Company's 1996 Equity Incentive Plan to increase the number of shares of Common Stock reserved thereunder by 4,000,000 shares.

    3. To approve an amendment to the Company's 1996 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved thereunder by 600,000 shares.

    4. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants for the Company for the fiscal year ending December 31, 1998.

    5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only stockholders of record at the close of business on February 16, 1998 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          Earl C. Charles
                                          CHIEF FINANCIAL OFFICER AND SECRETARY

Sunnyvale, California
February 24, 1998

 WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE- PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                             PRISM SOLUTIONS, INC.
                               1000 HAMLIN COURT
                          SUNNYVALE, CALIFORNIA 94089

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                               FEBRUARY 24, 1998

    The accompanying proxy is solicited on behalf of the Board of Directors of Prism Solutions, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company located at 1000 Hamlin Court, Sunnyvale, California 94089, on Friday, March 20, 1998 at 3:00 p.m. P.S.T. (the "Meeting"). Only holders of record of the Company's Common Stock at the close of business on February 16, 1998 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had 17,761,760 shares of Common Stock outstanding and entitled to vote. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business at the Meeting. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about February 24, 1998. An annual report for the fiscal year ended December 31, 1997 is enclosed with this Proxy Statement.

                          VOTING RIGHTS; REQUIRED VOTE

    Holders of the Company's Common Stock are entitled to one vote for each share held as of the foregoing Record Date. Shares of Common Stock may not be voted cumulatively.

    Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Proposal No. 2 (a proposal to amend the Company's 1996 Equity Incentive Plan to increase the number of shares reserved thereunder), Proposal No. 3 (a proposal to amend the Company's 1996 Employee Stock Purchase Plan to increase the number of shares reserved thereunder) and Proposal No. 4 (a proposal to ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 1998) require for approval the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the proposals. Abstentions will be counted towards a quorum and have the same effect as negative votes with respect to Proposal Nos. 2, 3 and 4. In the event that a broker indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, such "broker non-votes" will also be counted towards a quorum but will not be counted for any purpose in determining whether a proposal has been approved. All votes will be tabulated by the inspector of elections appointed for the Meeting who will separately tabulate, for each proposal, affirmative and negative votes, abstentions and broker non-votes.

                               VOTING OF PROXIES

    The proxy accompanying this Proxy Statement is solicited on behalf of the Board of Directors of the Company for use at the Meeting. Stockholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the enclosed envelope or otherwise mail it to the Company. All executed returned proxies that are not revoked will be voted in accordance with the instructions contained therein; however, returned signed proxies that give no instructions as to how they should be voted on a particular proposal at the Meeting will be counted as votes "for" such proposal (or, in the case of the election of directors, as a vote "for" election to the Board of all the nominees presented by the Company's Board of Directors). So far as is known to the Company's Board of Directors, no other matters are to be brought before the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies in the form enclosed will be voted in accordance with the judgment of the persons holding such proxies.

    In the event that sufficient votes in favor of the proposals are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitations of proxies. Any such adjournment or postponement would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Meeting.

                            SOLICITATION OF PROXIES

    The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph, electronic means or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

                            REVOCABILITY OF PROXIES

    Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting, or by attendance at the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

    At the Meeting, stockholders will elect directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until such directors' earlier resignation or removal. The size of the Company's Board of Directors (the "Board") is currently set at eight members. Accordingly, eight nominees will be elected at the Meeting to be the eight directors of the Company. If any nominee for any reason is unable to serve, or for good cause, will not serve as a director, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or, for good cause, will not serve as a director.

DIRECTORS/NOMINEES

    The names of the nominees, and certain information about them, are set forth below:

                                                                                                     DIRECTOR
  NAME OF NOMINEE                 AGE                      PRINCIPAL OCCUPATION                       SINCE
  ------------------------------  ---  ------------------------------------------------------------  --------
  James W. Ashbrook.............  55   Chairman of the Board of Directors of the Company                1991

  Warren M. Weiss...............  41   President and Chief Executive Officer of the Company             1997

  Kevin A. Fong(1)..............  44   Venture Capitalist                                               1992

  Promod Haque(2)...............  49   Venture Capitalist                                               1993

  E. Floyd Kvamme(1)............  60   Venture Capitalist                                               1992

  Thuan D. Phan.................  43   Vice President, Vertical Solutions Strategic Business Unit       1998
                                         of the Company

  Nancy J. Schoendorf...........  43   Venture Capitalist                                               1993

  Norris van den Berg(2)........  59   Venture Capitalist                                               1992

------------------------

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

    Mr. Ashbrook has been a director of the Company since September 1991 and Chairman of the Board of Directors since March 1995. He also served as President and Chief Executive Officer of the Company from June 1991 to February 1997. From 1985 to May 1991, Mr. Ashbrook was employed by AST Research, most recently as Senior Vice President, Marketing, and from 1983 to 1984, Mr. Ashbrook served as Vice President of Sales and Marketing for CXI, Inc., a marketer of high performance hardware and software products. He has also held executive and management positions at Momentum Computers, National Advanced Systems and International Business Machines Corporation. Mr. Ashbrook holds Bachelor of Science and Master of Science degrees in mechanical engineering from the University of Illinois.

    Mr. Weiss has been President, Chief Executive Officer and a director of the Company since February 1997. From June 1996 to February 1997, he served as President and Chief Operating Officer of SQRIBE Technologies, a provider of server-based reporting solutions. From April 1995 to May 1996, Mr. Weiss served as President and Chief Executive Officer of Strategic Mapping, Inc., a software and geo-demographic information company. From 1993 to 1994, Mr. Weiss was employed by NeXT Computer, Inc., a computer systems company, most recently as Vice President, Worldwide Sales and Service. He has also held senior management positions at Continuum Systems, Inc. ("C.S.C.") and Management Science America. Mr. Weiss holds a Bachelor of Science degree from Western Illinois University.

    Mr. Fong has been a director of the Company since April 1992. He is currently also a director of Legato Systems, Inc. and several privately held companies. Mr. Fong joined Mayfield Fund ("Mayfield"), a venture capital firm, in 1990 and has been a general partner of several funds affiliated with Mayfield. He holds a Bachelor of Science degree in electrical engineering from the University of California and a Master of Business Administration and a Master of Science degree in electrical engineering from Stanford University.

    Mr. Haque has been a director of the Company since April 1993. He is currently also a director of Connect, Inc., Raster Graphics, Inc., Transaction Systems Architects, Inc., Optical Sensors, Inc., Information Advantage, Inc. and several privately held companies. Mr. Haque joined Norwest Venture Capital Management, Inc., a venture capital firm, in November 1990 and currently serves as its Vice President. He is also a general partner of Itasca Partners and Itasca Partners V, which are the general partners of Norwest Equity Partners IV and Norwest Equity Partners V, respectively, Minnesota Limited Partnerships. He holds a Bachelor of Science degree in electrical engineering from the University of New Delhi, India and a Master of Science and Doctorate in electrical engineering and a Master of Business Administration from Northwestern University.

    Mr. Kvamme has been a director of the Company since April 1992. He is currently also a director of TriQuint Semiconductor, Inc., Harmonic Lightwaves, Inc., Photon Dynamics, Inc., Power Integrations, Inc. and several privately held companies He has been a partner of Kleiner Perkins Caufield & Byers, a venture capital firm, since 1984. He holds a Bachelor of Science degree in engineering from the University of California and a Master of Science degree in engineering from Syracuse University.

    Mr. Phan has been Vice President, Vertical Solutions Strategic Business Unit and a director of the Company since February 1998. Prior to joining the Company, he founded Customer Focus International, Inc. ("CFI") and served as CFI's President and Chief Executive Officer from 1989 until it was acquired by the Company in January 1998. Before founding CFI, Mr. Phan was employed by Teradata and prior to that was a Vice President in the Database Technology Group at Security Pacific Bank's subsidiary, Security Pacific Automation Company. Mr. Phan holds a Bachelor of Science degree in mathematics and computer science from the University of Dallas.

    Ms. Schoendorf has served as a director of the Company since December 1993. She has been a general partner of Mohr, Davidow Ventures, a venture capital firm, since June 1993 and is a director of several privately held companies. Prior to joining Mohr, Davidow Ventures, Ms. Schoendorf worked in the computer industry for 17 years including positions at Hewlett-Packard Company, Software Publishing Corp. and Sun Microsystems. She holds a Bachelor of Science degree in Math and Computer Science from Iowa State University and a Master of Business Administration from the University of Santa Clara.

    Mr. van den Berg has been a director of the Company since April 1992. He has been a general partner of JMI Equity Fund, L.P. since July 1991. From 1962 to June 1991, Mr. van den Berg was employed by International Business Machines Corporation, most recently as Manager of Strategy and Marketing. Mr. Van den Berg is also a director of Peregrine Systems, Inc. He holds a Bachelor of Science degree in philosophy and mathematics from the University of Maryland.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

    The Board met nine (9) times in 1997, including by telephone conference. Each of the eight nominees for election as directors attended at least 75% of the aggregate of the total number of meetings of the Board which were held while he or she was a director and of the total number of meetings of each of the committees of the Board on which he or she served which were held while he or she was a member of such committee.

    Standing committees of the Board include an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing similar functions.

    Messrs. Haque and van den Berg are the current members of the Audit Committee. The Audit Committee was established in February 1996 and met one (1) time during 1997. The Audit Committee's purpose is to meet with the Company's independent accountants to review the adequacy of the Company's internal control systems and financial reporting procedures; review the general scope of the Company's annual audit and the fees charged by the independent accountants; review and monitor the performance of non-audit services by the Company's auditors; review the fairness of any proposed transaction between any officer, director or other affiliate of the Company and the Company, and after such review, make recommendations to the full Board; and perform such further functions as may be required by any stock exchange or over-the-counter market upon which the Company's Common Stock may now or in the future be listed.

    Messrs. Fong and Kvamme are the current members of the Compensation Committee. The Compensation Committee was established in February 1996. The Compensation Committee met separately from the Board two (2) times during 1997 and did not meet independently of the Board but acted as a committee at seven (7) meetings of the Board during 1997. The Compensation Committee's purpose is to review and approve compensation and benefits for the Company's key executive officers, administer the Company's stock purchase and equity incentive plans and report to the Board of Directors regarding such matters.

                THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF
                        EACH OF THE NOMINATED DIRECTORS

          PROPOSAL NO. 2--AMENDMENT TO THE 1996 EQUITY INCENTIVE PLAN

    On January 15, 1998, the Board adopted, subject to stockholder approval, an amendment to the Company's 1996 Equity Incentive Plan (the "Incentive Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 4,000,000 shares. The stockholders of the Company are now being asked to approve such amendment.

    The availability of additional awards under the Incentive Plan will facilitate the Company's expansion of its employee base, both through new hiring and acquisitions. Management believes that this amendment to the Incentive Plan is in the best interests of the Company because of the continuing need to provide incentives to attract and retain quality employees and remain competitive in the industry.

    Below is a summary of the principal provisions of the Incentive Plan assuming approval of the amendment, which summary is qualified in its entirety by reference to the full text of the Incentive Plan.

                   SUMMARY OF THE 1996 EQUITY INCENTIVE PLAN

EQUITY INCENTIVE PLAN HISTORY

    The Board adopted, and the stockholders approved, the Incentive Plan in January 1996. In March 1997 the Board amended the Incentive Plan to increase the number of shares reserved for issuance thereunder from 2,000,000 shares to 3,500,000 shares. The stockholders of the Company approved the amendment in May 1997. The purpose of the Incentive Plan is to provide incentives to attract, retain and motivate qualified employees, officers, directors, consultants, independent contractors and advisors whose present and potential contributions are important to the success of the Company, by offering them an opportunity to participate in the Company's future performance through awards of stock options, restricted stock and stock bonuses.

SHARES SUBJECT TO THE INCENTIVE PLAN

    The stock subject to issuance under the Incentive Plan consists of shares of the Company's authorized but unissued Common Stock. The number of shares currently reserved for issuance under the Incentive Plan is 3,500,000 shares. This proposal No. 2 seeks to increase the number of shares reserved for issuance under the Incentive Plan from 3,500,000 shares to 7,500,000 shares. If any option granted pursuant to the Incentive Plan expires or terminates for any reason without being exercised in whole or in part, or any award terminates without being issued, or any award is forfeited or repurchased by the Company at the original purchase price, the shares released from such award will again become available for grant and purchase under the Incentive Plan. The number of shares reserved for issuance under the Incentive Plan is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

ADMINISTRATION

    The Incentive Plan is administered by the Compensation Committee (the "Committee"), the members of which are appointed by the Board. The Committee currently consists of Messrs. Fong and Kvamme, both of whom are "non-employee directors," as that term is defined in the Securities Exchange

Act of 1934, as amended (the "Exchange Act"), and "outside directors," as that term is defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

    Subject to the terms of the Incentive Plan, the Committee determines the persons who are to receive awards, the number of shares subject to each such award and the terms and conditions of each such award. The Committee has the authority to construe and interpret any of the provisions of the Incentive Plan or any awards granted thereunder. Members of the Compensation Committee are not eligible to receive awards under the Incentive Plan.

ELIGIBILITY

    Employees, officers, directors, consultants, independent contractors and advisors of the Company (and of any parent, subsidiaries and affiliates) are eligible to receive awards under the Incentive Plan. No person who receives an award under the Incentive Plan (a "Participant") is eligible to receive more than 500,000 shares of Common Stock in any calendar year under the Incentive Plan, other than new employees of the Company (including directors and officers who are also new employees) who are eligible to receive up to a maximum of 1,000,000 shares of Common Stock in the calendar year in which they commence their employment with the Company. As of February 16, 1998, approximately 370 persons were eligible to participate in the Incentive Plan, 21,326 shares had been issued upon the exercise of options under the Incentive Plan and 3,976,499 shares were subject to outstanding options under the Incentive Plan. As of that date, 3,523,501 shares were available for future option grants (including the 4,000,000 additional shares by which the Incentive Plan is to be increased under this proposal No. 2). The closing price of the Company's Common Stock on the Nasdaq National Market on February 16, 1998 was $3.75 per share. Over the term of the Incentive Plan, the following Named Executive Officers (as defined below) have been granted options to purchase shares of Common Stock under the Incentive Plan as follows: Warren M. Weiss, 700,000 shares; Donald N. Taylor, 40,000 shares; Edmont N. Caffarra, 75,000 shares; Thomas J. Swanson, 83,000 shares; and Philip M. Sakakihara, 70,000 shares.

STOCK OPTIONS

    The Incentive Plan permits the granting of options that are intended to qualify either as Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or any parent or subsidiary of the Company.

    The option exercise price for each ISO share must be no less than 100% of the "fair market value" (as defined in the Incentive Plan) of a share of Common Stock on the date the ISO is granted. In the case of an ISO granted to a 10% stockholder, the exercise price for each such ISO share must be no less than 110% of the fair market value of a share of Common Stock on the date the ISO is granted. The option exercise price for each NQSO share must be no less than 85% of the fair market value of a share of Common Stock on the date of grant. To date, the Company has not granted options under the Incentive plan at less than fair market value.

    The exercise price of options granted under the Incentive Plan may be paid as approved by the Committee at the time of grant: (1) in cash (by check); (2) by cancellation of indebtedness of the Company to the Participant; (3) by surrender of shares of the Company's Common Stock (owned by the Participant for at least six months if such shares were not obtained by the Participant in the public market) having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (4) by tender of a full recourse promissory note; (5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by a "same-day sale" commitment from the Participant and a National Association of Securities Dealers, Inc. ("NASD") broker; (7) by a "margin" commitment from the Participant and a NASD broker; or
(8) by any combination of the foregoing.

TERMINATION OF OPTIONS

    Options are generally exercisable for a period of 10 years. Options granted under the Incentive Plan terminate three months (or such shorter or longer period as determined by the Committee not exceeding five years) after the Participant ceases to be employed or retained by the Company unless the termination of employment is due to permanent and total disability or death, in which case the option may, but need not, provide that it may be exercised at any time within 12 months of termination to the extent the option was exercisable on the date of termination. In no event will an option be exercisable after the expiration date of the option.

RESTRICTED STOCK AWARDS

    The Committee may grant Participants restricted stock awards to purchase stock either in addition to, or in tandem with, other awards under the Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. The purchase price for such awards must be no less than 85% of the fair market value of the Company's Common Stock on the date of the award (and in the case of an award granted to a 10% stockholder, the purchase price shall be 100% of the fair market value) and can be paid for in any of the forms of consideration listed in items (1) through (5) in "Stock Options" above, as are approved by the Committee at the time of grant. To date, the Company has not granted any restricted stock awards.

STOCK BONUS AWARDS

    The Committee may grant Participants stock bonus awards either in addition to, or in tandem with, other awards under the Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. To date, the Company has not granted any stock bonus awards.

MERGERS, CONSOLIDATIONS, CHANGE OF CONTROL

    In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all the assets of the Company or any other similar corporate transaction, the successor corporation may assume, convert or replace, or substitute equivalent awards for, awards granted under the Incentive Plan or provide substantially similar consideration, shares or other property as was provided to stockholders of the Company (after taking into account provisions of the awards). In the event that the successor corporation, if any, does not assume or substitute the awards awarded, such awards will accelerate in full immediately prior to such transaction if such transaction occurs after March 14, 1998, or shall expire at the time and upon the conditions as the Board determines if such transaction occurs prior to March 14, 1998.

AMENDMENT OF THE INCENTIVE PLAN

    The Board may at any time amend or terminate the Incentive Plan, including amendment of any form of award agreement or instrument to be executed pursuant to the Incentive Plan. However, the Board may not amend the Incentive Plan in any manner that requires stockholder approval pursuant to the Code or the regulations promulgated thereunder, or the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder.

TERM OF THE INCENTIVE PLAN

    Unless terminated earlier as provided in the Incentive Plan, the Incentive Plan will terminate in January 2006, ten (10) years from the date the Incentive Plan was adopted by the Board.

FEDERAL INCOME TAX INFORMATION

    THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE INCENTIVE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN, AND IS, ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE INCENTIVE PLAN.

    INCENTIVE STOCK OPTIONS. A Participant will not recognize income upon grant of an ISO and will not incur tax on its exercise (unless the Participant is subject to the alternative minimum tax described below). If the Participant holds the stock acquired upon exercise of an ISO (the "ISO Shares") for one year after the date the option was exercised and for two years after the date the option was granted, the Participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO shares.

    If the Participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), then gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, generally will be treated as ordinary income. Any additional gain will be capital gain, taxed at a rate that depends upon the amount of time the ISO Shares were held by the Participant.

    ALTERNATIVE MINIMUM TAX. The difference between the fair market value of the ISO shares on the date of exercise and the exercise price is an adjustment to income for purposes of the alternative minimum tax (the "AMT"). The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). A maximum 20% AMT rate applies to the portion of alternative minimum taxable income that would otherwise be taxable as net capital gain. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($45,000 in the case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those shares. Also upon a sale of ISO shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of fair market value of the ISO shares at exercise over the amount paid for the ISO shares. Special rules apply where all or a portion of the exercise price is paid by tendering shares of Common Stock.

    NONQUALIFIED STOCK OPTIONS. A Participant will not recognize any taxable income at the time a NQSO is granted. However, upon exercise of a NQSO the Participant will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount will be treated as ordinary income by the Participant and may be subject to income tax and FICA withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss. Special rules apply where all or a portion of the exercise price is paid by tendering shares of Common Stock.

    MAXIMUM TAX RATES. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain will be taxed at a maximum rate of 20%. For this purpose, in order to receive long-term capital gain treatment, the stock must be held for more than eighteen months. Mid-term capital gain will be taxed at a maximum rate of 28%. For this purpose, in order to receive mid-term capital gain treatment, the stock must be held for more than one year but not more than eighteen months. Capital gains will be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

    TAX TREATMENT OF THE COMPANY. The Company will be entitled to a deduction in connection with the exercise of a NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income and the Company withholds tax. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares.

ERISA

    The Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under
Section 401(a) of the Code.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT
                       TO THE 1996 EQUITY INCENTIVE PLAN

       PROPOSAL NO. 3--AMENDMENT TO THE 1996 EMPLOYEE STOCK PURCHASE PLAN

    On January 15, 1998, the Board adopted, subject to stockholder approval, an amendment to the Company's 1996 Employee Stock Purchase Plan (the "Stock Purchase Plan") to increase the number of shares reserved for issuance thereunder by 600,000 shares. The stockholders of the Company are now being asked to approve such amendment.

    Below is a summary of the principal provisions of the Stock Purchase Plan assuming approval of the amendment, which summary is qualified in its entirety by reference to the full text of the Stock Purchase Plan.

                SUMMARY OF THE 1996 EMPLOYEE STOCK PURCHASE PLAN

STOCK PURCHASE PLAN HISTORY

    The Board adopted, and the stockholders approved, the Stock Purchase Plan in January 1996 and February 1996, respectively. The Board amended the Stock Purchase Plan in December 1996. The purpose of the Stock Purchase Plan is to provide employees of the Company designated by the Board as eligible to participate ("Participating Employees") with a convenient means of acquiring an equity interest in the Company through payroll deductions and to provide an incentive for continued employment.

SHARES SUBJECT TO STOCK PURCHASE PLAN

    An aggregate of 500,000 shares of the Company's Common Stock has been reserved by the Board for issuance under the Stock Purchase Plan. This proposal No. 3 seeks to increase the number of shares reserved for issuance under the Stock Purchase Plan from 500,000 to 1,100,000.

ADMINISTRATION

    The Stock Purchase Plan is administered by the Committee. The interpretation or construction by the Committee of any provisions of the Stock Purchase Plan or of any option granted under it will be final and binding on all Participating Employees.

ELIGIBILITY

    All employees of the Company, or of any of its subsidiaries, are eligible to participate in an Offering Period (as hereinafter defined) under the Stock Purchase Plan except the following:

    (a) employees who are not employed by the Company, or any of its subsidiaries, ten days before the beginning of such Offering Period;

    (b) employees who are customarily employed for less than twenty (20) hours per week;

    (c) employees who are customarily employed for less than five (5) months in a calendar year; or

    (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to section 424(d) of the Code, own stock or hold options to purchase stock or who, as a result of participation in the Stock Purchase Plan, would own stock or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries.

    (e) individuals who provide services to the Company as independent contractors whether or not reclassified as common law employees, unless the Company withholds or is required to withhold U.S. Federal employment taxes for such individuals pursuant to Section 3402 of the Code.

    As of February 16, 1998, approximately 370 persons were eligible to participate in the Stock Purchase Plan, 323,522 shares of Common Stock had been issued pursuant to the Stock Purchase Plan and 776,478 shares of Common Stock were reserved for future issuance pursuant to the Stock Purchase Plan (including the 600,000 additional shares by which the Stock Purchase Plan is to be increased under this proposal No. 3).

    Each offering of Common Stock under the Stock Purchase Plan is generally for a period of 24 months (the "Offering Period") presently commencing on February 1 and August 1 of each year and ending on July 31 and January 31 of each year. The initial Offering Period commenced on March 15, 1996 and will end on March 31, 1998. Each Offering Period shall consist of four six-month purchase periods (individually, a "Purchase Period") during which payroll deductions of the Participating Employees are accumulated under the Stock Purchase Plan. The first day of each Offering Period is the "Offering Date" for such Offering Period and the last business day of each Purchase Period is the "Purchase Date" for such Purchase Period. A Participating Employee cannot participate simultaneously in more than one Offering Period. The Board has the power to change the duration of Offering Periods or Purchase Periods without stockholder approval provided that the change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period or Purchase Period to be affected.

    Participating Employees participate in the Stock Purchase Plan during each Offering Period through payroll deductions. A Participating Employee sets the rate of such payroll deductions, which may not be less than 2% nor more than 10% of the Participating Employee's W-2 compensation, including, but not limited to, base salary, wages, commissions, overtime, shift premiums, bonuses and draws, unreduced by the amount by which the Participating Employee's salary is reduced pursuant to Sections 125 or 401(k) of the Code, not to exceed $21,250 per any calendar year or such other lower limit as set by the Committee.

    Participating Employees may elect to participate in any Offering Period by enrolling as provided under the terms of the Stock Purchase Plan. Once enrolled, a Participating Employee will automatically participate in each succeeding Offering Period unless the Participating Employee withdraws from the Offering Period or the Stock Purchase Plan is terminated. After the rate of payroll deductions for an Offering Period has been set by a Participating Employee, that rate continues to be effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the Participating Employee is automatically enrolled) unless otherwise changed by the Participating Employee. The Participating Employee may increase or lower the rate of payroll deductions for any subsequent Offering

Period, but may only lower the rate of payroll deductions for an ongoing Offering Period. Not more than one change may be made during a single Offering Period.

PURCHASE PRICE

    The purchase price of shares that may be acquired in any Purchase Period under the Stock Purchase Plan will be 85% of the lesser of: (i) the fair market value of the shares on the Offering Date; or (ii) the fair market value of the shares on the Purchase Date. The fair market value of a share of the Company's Common Stock is the closing price of the Company's Common Stock on the Nasdaq National Market on the date of determination as reported in THE WALL STREET JOURNAL, except that the fair market value of a share of the Company's Common Stock on the Offering Date of the first Offering Period was the price per share at which shares of the Company's Common Stock were offered for sale to the public in the Company's initial public offering of shares of its Common Stock pursuant to a registration statement filed with the SEC under the Securities Act.

PURCHASE OF STOCK UNDER THE STOCK PURCHASE PLAN

    On each Purchase Date, the number of whole shares a Participating Employee will be able to purchase will be determined by dividing the total amount then held in the Participating Employee's account pursuant to the Stock Purchase Plan by the purchase price for each share determined as described above. No more than twice the number of shares an employee would have been eligible to purchase at 85% of the fair market value of a share on the Offering Date may be purchased by an employee if the fair market value of a share on the Purchase Date drops to less than one-half of the fair market value on the Offering Date. At any time prior to thirty days before the commencement of an Offering Period, the Board may set a maximum number of shares which may be purchased by any employee participating in the Stock Purchase Plan on any Purchase Date.

WITHDRAWAL

    A Participating Employee may withdraw from any Offering Period. Upon withdrawal, the accumulated payroll deductions will be returned to the withdrawn Participating Employee, without interest. No further payroll deductions for the purchase of shares will be made for the succeeding Offering Period unless the Participating Employee enrolls in the new Offering Period in the same manner as for initial participation in the Stock Purchase Plan.

AMENDMENT OF THE STOCK PURCHASE PLAN

    The Board may at any time amend, terminate or extend the term of the Stock Purchase Plan, except that any such termination cannot affect the terms of options previously granted under the Stock Purchase Plan, nor may any amendment make any change in the terms of options previously granted which would adversely affect the right of any participant, nor may any amendment be made without stockholder approval if such amendment would: (a) increase the number of shares that may be issued under the Stock Purchase Plan; (b) change the designation of the employees (or class of employees) eligible for participation in the Stock Purchase Plan; or (c) constitute an amendment for which stockholder approval is required in order to comply with Rule 16b-3 (or any successor rule) of the Exchange Act.

TERM OF THE STOCK PURCHASE PLAN

    The Stock Purchase Plan will terminate upon the earlier to occur of (a) termination of the Stock Purchase Plan by the Board, (b) issuance of all the shares of Common Stock reserved for issuance thereunder, or (c) ten (10) years from the adoption of the Stock Purchase Plan by the Board.

FEDERAL INCOME TAX INFORMATION

    THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND EMPLOYEES PARTICIPATING IN THE STOCK PURCHASE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPATING EMPLOYEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES FOR PARTICIPATION IN THE STOCK PURCHASE PLAN.

    The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

    TAX TREATMENT OF THE PARTICIPATING EMPLOYEE. Participating employees will not recognize income for federal income tax purposes either upon enrollment in the Stock Purchase Plan or upon the purchase of shares. All tax consequences are deferred until a Participating Employee sells the shares, disposes of the shares by gift or dies.

    If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the Participating Employee dies while owning the shares, the Participating Employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of (i) 15% of the fair market value of the shares at the beginning of the Offering Period or (ii) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of the shares is treated as capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the Participating Employee has a capital loss for the difference between the sale price and the purchase price.

    If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case a "disqualifying disposition") within either the one year or the two year holding periods described above, the Participating Employee realizes ordinary income at the time of sale or other disposition taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (currently not subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of the sale and the fair market value of the shares at the date of purchase is a capital gain or loss.

    MAXIMUM TAX RATES. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain will be taxed at a maximum of 20%. For this purpose, in order to receive long-term capital gain treatment, the stock must be held for more than eighteen months. Mid-term capital gain will be taxed at a maximum of 28%. For this purpose, in order to receive mid-term capital gain treatment, the stock must be held for more than one year but not for more than eighteen months. Capital gains are offset by capital losses and up to $3,000 of capital losses may be offset against ordinary income.

    TAX TREATMENT OF THE COMPANY. The Company will be entitled to a deduction in connection with the disposition of shares acquired under the Stock Purchase Plan only to the extent that the Participating Employee recognizes ordinary income on a disqualifying disposition of the shares. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, Participating Employees will be required to notify the Company in writing of the date and terms of any disposition of shares purchased under the Stock Purchase Plan.

ERISA AND SECTION 401(A)

    The Stock Purchase Plan is not subject to any of the provisions of ERISA and is not qualified under Section 401(a) of the Code.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
               AMENDMENT TO THE 1996 EMPLOYEE STOCK PURCHASE PLAN

                   PROPOSAL NO. 4--RATIFICATION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

    The Company has selected Coopers & Lybrand L.L.P. as its independent accountants to perform the audit of the Company's financial statements for 1998, and the stockholders are being asked to ratify such selection. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

                THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION
                  OF THE SELECTION OF COOPERS & LYBRAND L.L.P.

                               NEW PLAN BENEFITS

    The amounts of future option grants under the Incentive Plan and future purchases under the Stock Purchase Plan to (i) the Company's Chief Executive Officer; (ii) the Company's four most highly compensated executive officers (other than the Chief Executive Officer) who were serving as executive officers at the end of 1997 (together, the "NAMED EXECUTIVE OFFICERS"); (iii) all current executive officers as a group; (iv) all current directors who are not executive officers as a group; and (v) all employees, including all officers who are not executive officers, as a group, are not determinable because, under the terms of the Incentive Plan, such grants are made in the discretion of the Committee or its designees and under the terms of the Stock Purchase Plan, such purchases are based on participant contributions. Future option exercise prices under the Incentive Plan are not determinable because they are based upon the fair market value of the Company's Common Stock on the date of grant, and future purchase prices under the Stock Purchase Plan are not determinable because they are based on the fair market value of the Company Common Stock at the beginning and end of each Purchase Period.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information, as of January 31, 1998, known to the Company regarding the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director and nominee, (iii) each Named Executive Officer (as defined under "Executive Compensation") and
(iv) all executive officers and directors as a group.

                                                                             AMOUNT AND NATURE       PERCENT OF
                                                                               OF BENEFICIAL         OUTSTANDING
NAME OF BENEFICIAL OWNER                                                        OWNERSHIP(1)       COMMON STOCK(1)
---------------------------------------------------------------------------  ------------------  -------------------
Thuan D. Phan..............................................................        2,470,439               14.0%

Kevin Fong
  Mayfield Funds(2)........................................................        2,082,787               11.8

E. Floyd Kvamme
  KPCB VI Associates(3)....................................................        2,078,545               11.8

Promod Haque
  Norwest Equity Partners Funds(4).........................................        1,847,750               10.5

Nancy Schoendorf
  Mohr Davidow Ventures III(5).............................................        1,160,484                6.6

Norris van den Berg
  JMI Equity Fund, L.P.(6).................................................          762,284                4.3

Warren M. Weiss(7).........................................................          654,361                3.6

James W. Ashbrook(8).......................................................          557,856                3.2

Philip M. Sakakihara(9)....................................................          112,224              *

Donald N. Taylor(10).......................................................           91,223              *

Thomas J. Swanson(11)......................................................           50,837              *

Edmont N. Caffarra(12).....................................................           52,842              *

All executive officers and directors as a group (16 persons)(13)...........       13,240,770               70.1

------------------------

   * Less than 1%

 (1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of January 31, 1998 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

 (2) Represents (i) 1,835,796 shares held of record by Mayfield VI, (ii) 130,558 shares held of record by Mayfield Software Technology Partners, (iii) 81,930 shares held of record by Mayfield Associates (iv) 4,503 shares held of record by Mr. Fong and (v) 30,000 shares subject to options exercisable within 60 days of January 31, 1998 held by Mr. Fong. Mayfield VI, Mayfield Software Technology Partners and Mayfield Associates are limited partnerships with some overlap of general partners. Kevin Fong, a director of the Company, is a general partner of Mayfield VI Management, which is the general partner of Mayfield VI, which is the general partner of Mayfield Software Technology Partners and a limited partner of Mayfield Associates. Mr. Fong disclaims beneficial ownership of shares held by the Mayfield funds except as to his proportional ownership interest therein. The address of Mr. Fong and the Mayfield funds is 2800 Sand Hill Road, Menlo Park, California 94025.

 (3) Represents (i) 2,048,283 shares held of record by Kleiner Perkins Caufield & Byers VI, (ii) 262 shares held of record by Mr. Kvamme and (iii) 30,000 shares subject to options exercisable within 60 days of January 31, 1998 held by Mr. Kvamme. E. Floyd Kvamme, a director of the Company, is a general partner of KPCB VI Associates, which is the general partner of Kleiner Perkins Caufield & Byers VI. The address of Mr. Kvamme, KPCB VI Associates and Kleiner Perkins Caufield & Byers VI is 2750 Sand Hill Road, Menlo Park, California 94025.

 (4) Represents (i) 1,811,750 shares held of record by Norwest Equity Partners IV, (ii) 6,000 shares held of record by Norwest Equity Partners V and (iii) 30,000 shares subject to options exercisable within 60 days of January 31, 1998 held by Mr. Haque. Promod Haque, a director of the Company, is a general partner of Itasca Partners and Itasca Partners V, which are the general partners of Norwest Equity Partners IV and Norwest Equity Partners V, respectively. Mr. Haque disclaims beneficial ownership of shares held by the Norwest Equity Partners funds except as to his proportional pecuniary interest therein. The address of Mr. Haque and the Norwest Equity Partners funds is 245 Lytton Avenue, Suite 250, Palo Alto, California 94301.

 (5) Represents (i) 1,130,484 shares held of record by Mohr, Davidow Ventures III and (ii) 30,000 shares subject to options exercisable within 60 days of January 31, 1998 held by Ms. Schoendorf. Nancy Schoendorf, a director of the Company, is a general partner of WLPJ Partners, which is the general partner of Mohr, Davidow Ventures III. Ms. Schoendorf disclaims beneficial ownership of shares held by Mohr, Davidow Ventures III except as to her proportional ownership interest therein. The address of Ms. Schoendorf, WLPJ Partners and Mohr, Davidow Ventures III is 3000 Sand Hill Road, Building 1, Suite 240, Menlo Park, California 94025.

 (6) Represents (i) 732,284 shares held of record by JMI Equity Fund, L.P. and
     (ii) 30,000 shares subject to options exercisable within 60 days of January 31, 1998 held by Mr. van den Berg. Norris van den Berg, a director of the Company, is a general partner of JMI Equity Fund L.P. The address of Mr. van den Berg and JMI Equity Fund, L.P. is P.O. Box 18181, 520 Gonowabie Road, Crystal Bay, Nevada 89402.

 (7) Includes 650,000 shares subject to options that are exercisable within 60 days of January 31, 1998.

 (8) Includes 551,324 shares held of record by the James W. Ashbrook and Melba
     J. Ashbrook Living Trust dated May 2, 1991 and 469 shares of Common Stock subject to fully exercisable options held by Melba Jean Ashbrook, Mr. Ashbrook's spouse.

 (9) Includes 105,625 shares subject to options that are currently exercisable within 60 days of January 31, 1998.

 (10) Includes 87,292 shares subject to options that are exercisable within 60 days of January 31, 1998.

 (11) Includes 23,135 shares subject to options that are exercisable within 60 days of January 31, 1998.

 (12) Includes 46,396 shares subject to option that are exercisable within 60 days of January 31, 1998.

 (13) Includes the shares of Common Stock subject to options referenced in the above footnotes and an additional 187,187 shares of Common Stock subject to options that are exercisable within 60 days of January 31, 1998 and held by executive officers who are not specifically named in the above table.

                             EXECUTIVE COMPENSATION

    The following table sets forth all compensation awarded to or earned or paid for services rendered in all capacities to the Company during each of 1995, 1996 and 1997 by the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers who were serving as executive officers at the end of 1997 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                         LONG-TERM
                                                                                                    COMPENSATION AWARDS
                                                               ANNUAL COMPENSATION             ------------------------------
                                                     ----------------------------------------   SECURITIES
                                                                               OTHER ANNUAL     UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION                 YEAR       SALARY     BONUS(2)   COMPENSATION(3)     OPTIONS     COMPENSATION(4)
----------------------------------------  ---------  ----------  ----------  ----------------  ------------  ----------------
Warren M. Weiss, President and Chief
  Executive Officer(1)..................       1997  $  213,148  $   50,000         --           700,000            --

Donald N. Taylor, Vice President,
  International.........................       1997     164,738     140,533     $   19,800        15,000        $   22,149
                                               1996     142,920     156,514         23,914        25,000             8,239
                                               1995      58,405      22,516          2,604        75,000             6,630

Edmont N. Caffarra, Vice President,
  Worldwide Professional Services.......       1997     120,312     169,478         --            55,000            --
                                               1996     111,875      61,289         --            20,000(5)         --
                                               1995      87,500      47,961         --            30,000            --

Thomas J. Swanson, Vice President, North
  American Sales........................       1997     128,542      95,424         --            72,500            --
                                               1996     100,104      90,185         --            11,000(6)         --
                                               1995      84,103      92,710         --             8,500            --

Philip M. Sakakihara, Vice President,
  Development...........................       1997     183,750      35,000         --              --              --
                                               1996     175,000      35,000         --            70,000            --
                                               1995       5,272      --             --            80,000            --

------------------------

(1) James W. Ashbrook held the position of Chief Executive Officer of the Company until Mr. Weiss took over that position in February 1997.

(2) Includes any sales draws and commissions earned.

(3) Represents car allowances paid by the Company.

(4) Represents contributions by the Company into a pension plan as required under United Kingdom law.

(5) Represents an option for 10,000 shares granted in 1996 and repriced in 1996 through the cancellation of the original option for 10,000 shares and a regrant of a new option for 10,000 shares.

(6) Represents (i) an option for 500 shares granted in 1996 and repriced in fiscal 1996 through the cancellation of the original option for 500 shares and a regrant of a new option for 500 shares and (ii) an option for 10,000 shares granted in 1996 that was not repriced.

    The following table sets forth further information regarding the option grants pursuant to the Company's Incentive Plan during 1997 to each of the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term.

                          OPTION GRANTS IN FISCAL 1997

                                                    INDIVIDUAL GRANTS
                                 -------------------------------------------------------  POTENTIAL REALIZABLE VALUE
                                  NUMBER OF     PERCENT OF                                AT ASSUMED ANNUAL RATES OF
                                 SECURITIES    TOTAL OPTIONS                               STOCK PRICE APPRECIATION
                                 UNDERLYING     GRANTED TO       EXERCISE                     FOR OPTION TERM(2)
                                   OPTIONS     EMPLOYEES IN      PRICE PER    EXPIRATION  --------------------------
NAME                             GRANTED(1)     FISCAL 1997        SHARE         DATE          5%           10%
-------------------------------  -----------  ---------------  -------------  ----------  ------------  ------------
Warren M. Weiss................      40,625           1.1%       $  8.2500       1/29/07  $    210,778  $    534,153
                                    609,375          16.7           7.5625       5/26/07     2,898,197     7,344,600
                                     50,000           1.4           7.5625       5/26/07       237,801       602,634

Donald N. Taylor...............      15,000           0.4           5.0000       4/16/07        47,167       119,531

Edmont N. Caffarra.............       2,000           0.1           5.6250       3/18/07         7,075        17,930
                                     53,000           1.5           5.0000       4/16/07       166,657       422,342

Thomas J. Swanson..............       2,500           0.1           5.6250       3/18/07         8,844        22,412
                                     70,000           1.9           5.7500       8/21/07       253,130       641,481

Philip M. Sakakihara...........      --             --              --            --           --            --

------------------------

(1) Options granted under the Incentive Plan generally have been incentive stock options or nonqualified stock options that were granted at fair market value and that become exercisable as they vest over a four-year period so long as the individual is employed by the Company, except for options to purchase 40,625 shares and 609,375 shares, respectively, of the Company's Common Stock granted to Mr. Weiss in January 1997 and May 1997, respectively, which are now fully exercisable and an option for 50,000 shares granted in May 1997 to Mr. Weiss that becomes exercisable upon the earlier of (i) the Company's Common Stock having a closing price of more than $25.00 per share for more than 30 consecutive trading days or (ii) January 30, 2005. Options expire ten years from the date of grant.

(2) The 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

    No options were exercised by any of the Named Executive Officers during 1997. The following table shows the number of shares covered by both exercisable and unexercisable stock options held by Named Executive Officers as of December 31, 1997. Also reported are values of "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and $4.375 per share, which was the closing price of the Company's Common Stock as reported on the Nasdaq National Market on December 31, 1997.

                          1997 FISCAL YEAR-END VALUES

                                                               NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                                            OPTIONS AT FISCAL YEAR-END      AT FISCAL YEAR-END(1)
                                                            --------------------------  ------------------------------
NAME                                                        EXERCISABLE  UNEXERCISABLE  EXERCISABLE    UNEXERCISABLE
----------------------------------------------------------  -----------  -------------  -----------  -----------------
Warren M. Weiss...........................................     650,000        50,000        --              --

Donald N. Taylor..........................................      84,792        30,208     $ 213,125          --

Edmont N. Caffarra........................................      42,333        52,667        96,250          --

Thomas J. Swanson.........................................      17,948        73,552        21,313          --

Philip M. Sakakihara......................................     101,250        48,750        --              --

------------------------

(1) These values have not been, and may never be, realized and are based on the positive spread between the respective exercise prices of outstanding options and the closing price of the Company's Common Stock on December 31, 1997, the last day of trading for the fiscal year.

                             DIRECTOR COMPENSATION

    Directors of the Company do not receive fees for attending meetings of the Company's Board of Directors. All members of the Board of Directors who are not also employees of the Company, or of a parent, subsidiary or affiliate of the Company, are eligible to receive options under the Company's 1996 Directors Stock Option Plan. During 1997, Kevin Fong, E. Floyd Kvamme, Promod Haque, Nancy Schoendorf and Norris van den Berg each received an option to purchase 10,000 shares of Common Stock at an exercise price of $7.5625 per share pursuant to the Directors Stock Option Plan.

                             EMPLOYMENT AGREEMENTS

    The Company is party to an employment agreement with James W. Ashbrook, the Chairman of the Board of Directors, dated as of March 27, 1992, which initially provided for an annual salary of $164,000. As of February 1997, Mr. Ashbrook ceased being an executive officer but continues to draw his salary as an employee of the Company.

    The Company is party to employment agreements with Donald N. Taylor and Philip M. Sakakihara, dated July 10, 1995 and December 8, 1995, respectively, providing for initial annual salaries of $137,500 and $175,000, respectively. Mr. Taylor is eligible to receive up to $87,500 in bonuses and commissions, receives a car allowance and receives contributions of up to 5% of his earnings to a United Kingdom pension plan. These employment agreements provide for full-time employment and may be terminated by the Company or the respective officer at any time for any reason. Upon termination by the Company, the respective officer will be entitled to any unpaid compensation accrued through the effective date of his termination. If either of these officers is terminated by the Company other than for cause (as defined in the agreement), the Company will provide the terminated officer with a severance payment equivalent to six months' salary.

    The Company is also party to an employment agreement effective January 23, 1997 with Warren M. Weiss, its President and Chief Executive Officer, which provides for Mr. Weiss to receive an annual salary of $250,000. Mr. Weiss also received a $50,000 bonus upon the commencement of his employment with the Company in February 1997 and is eligible to receive a bonus of up to $100,000 annually upon achievement of certain objectives. In 1997, the Company did not achieve these objectives. Mr. Weiss also received options described in the above tables to purchase 700,000 shares of Common Stock. If Mr. Weiss is terminated by the Company for any reason other than gross misconduct or the acquisition of the Company, he will be entitled to severance payments of twelve months' salary. If Mr. Weiss is terminated by the Company because the Company is acquired, or in certain circumstances, because Mr. Weiss resigns from the Company in connection with an acquisition of the Company, he will be entitled to severance payments equal to the lesser of twelve months' salary or salary for the number of months before obtaining a position with another firm. In addition, if in connection with an acquisition of the Company, Mr. Weiss is terminated by the Company, or, in certain circumstances, resigns from the Company, the vesting on his options will accelerate.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Directors Fong and Kvamme are the members of the Compensation Committee. No interlocking relationships exist between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

                      REPORT OF THE COMPENSATION COMMITTEE

    Final decisions regarding executive compensation and stock option grants to executives are made by the Compensation Committee of the Board of Directors (the "Committee"). The Committee is composed of two independent non-employee Directors, neither of whom have any interlocking relationships as defined by the SEC.

GENERAL COMPENSATION POLICY

    The Committee acts on behalf of the Board to establish the general compensation policy of the Company. The Committee administers the Company's executive compensation plans and establishes the compensation of the Chief Executive Officer. All decisions regarding the compensation of other executive officers are presented by the Chief Executive Officer for Compensation Committee review and approval. The Committee typically reviews base salary levels and target bonuses for the Chief Executive Officer ("CEO") and other executive officers of the Company at or about the beginning of each fiscal year.

    The Committee's philosophy in compensating executive officers, including the CEO, is to relate compensation directly to corporate performance. Thus, the Company's compensation policy, which applies to management and other key employees of the Company, relates a portion of each individual's total compensation to the Company-wide management and individual objectives and profit objectives set forth at the beginning of the Company's fiscal year. Consistent with this policy, a designated portion of the compensation of the executive officers of the Company is contingent on corporate performance and, in the case of certain executive officers, adjusted based on the individual officer's performance as measured against personal objectives established. Long-term equity incentives for executive officers are effected through the granting of stock options to help retain productive people and to more closely align their interests with those of stockholders. Stock options generally have value for the executive only if the price of the Company's stock increases above the fair market value on the grant date and the executive remains in the Company's employ for the period required for the shares to vest.

    The base salaries, incentive compensation and stock option grants of the executive officers are determined in part by the Committee informally reviewing data on prevailing compensation practices in technology companies with whom the Company competes for executive talent and by their evaluating such information in connection with the Company's corporate goals. To this end, the Committee compared the compensation of the Company's executive officers with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation using software industry compensation surveys. The Company also regularly compares its pay practices with other software companies through review of survey and proxy data.

    In preparing the performance graph for this Proxy Statement, the Company used the Hambrecht & Quist High Technology Index ("H&Q Stock Index") as its published line of business index. The compensation practices of most of the companies in the H&Q Stock Index were not reviewed by the Company when the Committee reviewed the compensation information described above because such companies were determined not be competitive with the Company for executive talent.

FISCAL 1997 EXECUTIVE COMPENSATION

    BASE COMPENSATION. The Committee reviewed the recommendations and performance and market data outlined above and established a base salary level to be effective February 1, 1997 for each executive officer, including the CEO.

    INCENTIVE COMPENSATION. The bonus awards for each executive are tied to financial and other performance objectives and targets, fixed by the Committee for the Chief Executive Officer, and by the Chief Executive Officer for the other executive officers. During 1997, bonus awards were principally based on the Company's achievement of its goals relating to revenue and operating income. The target amount of bonus and the actual amount of bonus are determined by the Committee, in its discretion after consultation with the CEO.

    STOCK OPTIONS. In fiscal 1997 stock options were granted to certain executive officers as incentives for them to become employees or to aid in the retention of executive officers and to align their interests with those of the stockholders. Stock options typically have been granted to executive officers when the executive first joins the Company in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The Committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the Committee and is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive's peer group. In fiscal 1997, the Committee considered these factors, as well as the number of options held by such executive officers as of the date of grant that remained unvested. In the discretion of the Committee, executive officers may also be granted stock options to provide greater incentives to continue their employment with the Company and to strive to increase the value of the Company's Common Stock. The stock options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of the Company's Common Stock on the date of grant.

    COMPANY PERFORMANCE AND CEO COMPENSATION. Mr. Weiss was responsible for the Company's business objectives for fiscal 1997. These objectives included satisfactorily managing the Company's overall corporate business plan, such as meeting the Company's revenue growth and the Company's profitability targets, and significantly strengthening the Company's market position. Based upon the criteria set forth under the discussion of Incentive Compensation above, Mr. Weiss did not receive any bonus for fiscal year 1997. Mr. Weiss did not receive any stock options in fiscal 1997, except those granted him upon his commencement as a Prism employee in February 1997.

    COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986. The Company intends to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986. The 1996 Plan is already in compliance with
Section 162(m) by limiting stock awards to named executive officers. The Company does not expect cash compensation for 1997 to be in excess of $1,000,000 or consequently affected by the requirements of Section 162(m).

                                          COMPENSATION COMMITTEE

                                          FLOYD KVAMME
                                          KEVIN FONG

                        COMPANY STOCK PRICE PERFORMANCE

    The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

    The graph below compares the cumulative total stockholder return on the Common Stock of the Company from the first day of trading of the Company's Common Stock upon the Company's initial public offering (March 15, 1996) to December 31, 1997 with the cumulative total return on the Nasdaq Stock Market and the Hambrecht & Quist Technology Index (assuming the investment of $100 in the Company's Common Stock and in each of the indexes on the date of the Company's initial public offering, and reinvestment of all dividends).

                                    [GRAPH]

    The above graph was plotted using the following data:

                                                                      NASDAQ STOCK MARKET      HAMBRECHT & QUIST
                                             PRISM SOLUTIONS, INC.      COMPOSITE INDEX         TECHNOLOGY INDEX
                                             ----------------------  ----------------------  ----------------------
                                              MARKET    INVESTMENT              INVESTMENT              INVESTMENT
                                               PRICE       VALUE       INDEX       VALUE       INDEX       VALUE
                                             ---------  -----------  ---------  -----------  ---------  -----------
03/15/96...................................  $   24.50   $  100.00    1,099.59   $  100.00      836.91   $  100.00
03/31/96...................................      26.50      108.16    1,101.40      100.16      818.00       97.74
06/30/96...................................      23.50       95.92    1,185.02      107.77      875.71      104.64
09/30/96...................................       9.38       38.27    1,226.92      111.58      929.01      111.00
12/31/96...................................       8.25       33.67    1,291.03      117.41      995.67      118.97
03/31/97...................................       5.63       22.96    1,221.70      111.11      948.56      113.34
06/30/97...................................       5.88       23.98    1,442.07      131.15    1,141.24      136.36
09/30/97...................................       7.06       28.83    1,685.69      153.30    1,382.62      165.21
12/31/97...................................       4.38       17.86    1,570.35      142.81    1,164.75      139.17

                              CERTAIN TRANSACTIONS

    Since January 1, 1997, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of the Company's Common Stock had or any member of the immediate family of the foregoing persons or will have a direct or indirect material interest other than (i) normal compensation arrangements, which are described under "Executive Compensation" above, and (ii) the items listed below:

    In August 1995, the Company accepted a promissory note secured by a stock pledge agreement (the "Note") from James W. Ashbrook, Chairman of the Board, in the principal amount of $80,670 as partial payment for the exercise of options to purchase 413,408 shares of Common Stock. The principal balance on the Note and interest that accrues at a rate of 8% per annum, compounded annually, are payable in full by August 2005.

    In July 1997, the Company purchased certain technology from Peregrine/Bridge Transfer Corporation ("PBTC") for $1.3 million in prepaid royalties. Additionally, the Company may be obligated to make an additional $2.7 million in royalty payments over time. JMI Equity Fund, L.P., a 5% stockholder of the Company of which Norris van den Berg, a director of the Company, is a general partner ("JMI"), is a shareholder of Peregrine Systems, Inc. ("Peregrine"), which had previously spun off a business unit to PBTC. In connection with the spin-off, Peregrine transferred certain technology to PBTC which was eventually purchased by the Company from PBTC. The transaction was done at arms-length, and Mr. van den Berg abstained from all discussions of the Board related to approval of the transaction.

                             STOCKHOLDER PROPOSALS

    Proposals of Stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than October 27, 1998 in order to be included in the Company's Proxy Statement and form of proxy relating to the meeting.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

    Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and certain of its officers, and persons who own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

    Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements for the year ended December 31, 1996 were met, except that Christopher Hyrne filed a Form 3 late.

                                 OTHER BUSINESS

    The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

 WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                             PRISM SOLUTIONS, INC.

                           1996 EQUITY INCENTIVE PLAN

        As Adopted January 18, 1996 and Amended through January 15, 1998


     1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

     2.   SHARES SUBJECT TO THE PLAN.

          2.1 NUMBER OF SHARES AVAILABLE. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 7,500,000 Shares. Subject to Sections 2.2 and 18, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued will again be available for grant and issuance in connection with future Awards under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

          2.2 ADJUSTMENT OF SHARES. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and
(c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; PROVIDED, HOWEVER, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

     3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; PROVIDED such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 500,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent, Subsidiary or Affiliate of the Company (including new employees who are also officers and directors of the Company or any Parent, Subsidiary or Affiliate of the Company) who are eligible to receive up to a maximum of 1,000,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

                                                    1996 Equity Incentive Plan

     4.   ADMINISTRATION.

          4.1 COMMITTEE AUTHORITY. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

     (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

     (b) prescribe, amend and rescind rules and regulations relating to this Plan;

     (c)  select persons to receive Awards;

     (d)  determine the form and terms of Awards;

     (e) determine the number of Shares or other consideration subject to Awards;

     (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

     (g)  grant waivers of Plan or Award conditions;

     (h)  determine the vesting, exercisability and payment of Awards;

     (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

     (j)  determine whether an Award has been earned; and

     (k) make all other determinations necessary or advisable for the administration of this Plan.

     4.2 COMMITTEE DISCRETION. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

     4.3 EXCHANGE ACT REQUIREMENTS. If two or more members of the Board are Outside Directors, the Committee will be comprised of at least two (2) members of the Board, all of whom are Outside Directors and Disinterested Persons. During all times that the Company is subject to Section 16 of the Exchange Act, the Company will take appropriate steps to comply with the disinterested administration requirements of Section 16(b) of the Exchange Act, which will consist of the appointment by the Board of a Committee consisting of not less than two (2) members of the Board, each of whom is a Disinterested Person.

     5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOS") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

          5.1 FORM OF OPTION GRANT. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("STOCK

                                                    1996 Equity Incentive Plan

OPTION AGREEMENT"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

          5.2 DATE OF GRANT. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

          5.3 EXERCISE PERIOD. Options may be exercisable immediately (subject to repurchase pursuant to Section 12 of this Plan) or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; PROVIDED, HOWEVER, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and PROVIDED FURTHER that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT STOCKHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

          5.4 EXERCISE PRICE. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

          5.5 METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

          5.6 TERMINATION. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

     (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

     (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or

                                                    1996 Equity Incentive Plan

          (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

          5.7 LIMITATIONS ON EXERCISE. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

          5.8 LIMITATIONS ON ISOS. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

          5.9 MODIFICATION, EXTENSION OR RENEWAL. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with
Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; PROVIDED, HOWEVER, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

          5.10 NO DISQUALIFICATION. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

     6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "PURCHASE PRICE"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

          6.1 FORM OF RESTRICTED STOCK AWARD. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("RESTRICTED STOCK PURCHASE AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

          6.2 PURCHASE PRICE. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee and will be at least 85% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

                                                    1996 Equity Incentive Plan

          6.3 RESTRICTIONS. Restricted Stock Awards will be subject to such restrictions (if any) as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.


     7.   STOCK BONUSES.

          7.1 AWARDS OF STOCK BONUSES. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company pursuant to an Award Agreement (the "STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.
 A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "PERFORMANCE STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent, Subsidiary or Affiliate and/or individual performance factors or upon such other criteria as the Committee may determine.

     7.2 TERMS OF STOCK BONUSES. The Committee will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will determine: (a) the nature, length and starting date of any period during which performance is to be measured (the "PERFORMANCE PERIOD") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

          7.3 FORM OF PAYMENT. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

          7.4 TERMINATION DURING PERFORMANCE PERIOD. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee will determine otherwise.

     8.   PAYMENT FOR SHARE PURCHASES.

          8.1 PAYMENT. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

     (a)  by cancellation of indebtedness of the Company to the Participant;

     (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been

                                                    1996 Equity Incentive Plan

          fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

     (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; PROVIDED, HOWEVER, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

     (d) by waiver of compensation due or accrued to the Participant for services rendered;

     (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

          (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

          (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

     (f)  by any combination of the foregoing.

          8.2 LOAN GUARANTEES. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

     9.   WITHHOLDING TAXES.

          9.1 WITHHOLDING GENERALLY. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

          9.2 STOCK WITHHOLDING. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may, in its sole discretion, allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "TAX DATE"). All elections by a Participant to have Shares withheld for this purpose will be made in writing in a form acceptable to the Committee and will be subject to the following restrictions:

     (a)  the election must be made on or prior to the applicable Tax Date;

     (b) once made, then except as provided below, the election will be irrevocable as to the particular Shares as to which the election is made;

                                                    1996 Equity Incentive Plan

     (c) all elections will be subject to the consent or disapproval of the Committee;

     (d)  if the Participant is an Insider and if the Company is subject to
          Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings; and

     (e) in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant will receive the full number of Shares with respect to which the exercise occurs, but such Participant will be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     10.  PRIVILEGES OF STOCK OWNERSHIP.

          10.1 VOTING AND DIVIDENDS. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; PROVIDED, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; PROVIDED, FURTHER, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 12.

          10.2 FINANCIAL STATEMENTS. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; PROVIDED, HOWEVER, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

     11. TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

     12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement (a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, and/or (b) a right to repurchase a portion of or all Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at:
(A) with respect to Shares that are "Vested" (as defined in the Award Agreement), the higher of: (l) Participant's original Purchase Price, or (2) the Fair Market Value of such Shares on Participant's Termination Date, PROVIDED, that such right of repurchase (i) must be exercised as to all such "Vested" Shares unless a Participant consents to the Company's repurchase of only a portion of such "Vested" Shares and (ii) terminates when the Company's securities become publicly traded; or (B) with respect to Shares that are not "Vested" (as defined in the Award Agreement), at the Participant's original Purchase Price, provided, that the right to repurchase at the original Purchase Price lapses at the rate of at least 20% per year over five (5) years from the date the Shares were purchased (or from the date of grant of options in the case of Shares obtained pursuant to a Stock Option Agreement and Stock Option Exercise Agreement), and if the right to

                                                    1996 Equity Incentive Plan

repurchase is assignable, the assignee must pay the Company, upon assignment of the right to repurchase, cash equal to the excess of the Fair Market Value of the Shares over the original Purchase Price.

     13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

     14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; PROVIDED, HOWEVER, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

     15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

     16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

     17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

                                                    1996 Equity Incentive Plan

     18.  CORPORATE TRANSACTIONS.

          18.1 ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (OTHER THAN a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (EXCEPT for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants.
In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards will accelerate in full immediately prior to such transaction if such transaction occurs after the second anniversary of the Effective Date (as defined in Section 19 of this Plan) or expire if such transaction occurs before the second anniversary of such Effective Date at such time and on such conditions as the Board shall determine.

          18.2 OTHER TREATMENT OF AWARDS. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

          18.3 ASSUMPTION OF AWARDS BY THE COMPANY. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

     19. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "EFFECTIVE DATE"); PROVIDED, HOWEVER, that if the Effective Date does not occur on or before December 31, 1996, this Plan will terminate having never become effective. This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; PROVIDED, HOWEVER, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all

                                                    1996 Equity Incentive Plan

Awards granted hereunder will be canceled, any Shares issued pursuant to any Award will be canceled, and any purchase of Shares hereunder will be rescinded. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to stockholder approval.

     20. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

     21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; PROVIDED, HOWEVER, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or (if the Company is subject to the Exchange Act or Section 16(b) of the Exchange Act) pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder, respectively.

     22. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     23. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

          "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

          "AWARD" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

          "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

          "BOARD" means the Board of Directors of the Company.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COMMITTEE" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

          "COMPANY" means Prism Solutions, Inc.

          "DISABILITY" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

          "DISINTERESTED PERSON" means a director who has not, during the period that person is a member of the Committee and for one year prior to commencing service as a member of the Committee, been granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any Parent, Subsidiary or Affiliate of the Company, except in accordance with the requirements set forth in Rule 16b-3(c)(2)(i)

                                                    1996 Equity Incentive Plan

(and any successor regulation thereto) as promulgated by the SEC under
Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

          "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

     (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in THE WALL STREET JOURNAL;

     (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in THE WALL STREET JOURNAL;

     (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in THE WALL STREET JOURNAL; or

     (d) if none of the foregoing is applicable, by the Committee in good faith.

          "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
Section 16 of the Exchange Act.

          "OUTSIDE DIRECTOR" means any director who is not; (a) a current employee of the Company or any Parent, Subsidiary or Affiliate of the Company; (b) a former employee of the Company or any Parent, Subsidiary or Affiliate of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Company or any Parent, Subsidiary or Affiliate of the Company; or (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent, Subsidiary or Affiliate of the Company; PROVIDED, HOWEVER, that at such time as the term "Outside Director", as used in Section 162(m) of the Code is defined in regulations promulgated under Section 162(m) of the Code, "Outside Director" will have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

          "OPTION" means an award of an option to purchase Shares pursuant to
Section 5.

          "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under this Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "PARTICIPANT" means a person who receives an Award under this Plan.

          "PLAN" means this Prism Solutions, Inc. 1996 Equity Incentive Plan, as amended from time to time.

          "RESTRICTED STOCK AWARD" means an award of Shares pursuant to
Section 6.

          "SEC" means the Securities and Exchange Commission.

                                                    1996 Equity Incentive Plan

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

          "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

          "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or Affiliate of the Company, EXCEPT in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

                             PRISM SOLUTIONS, INC.

                       1996 EMPLOYEE STOCK PURCHASE PLAN

                          As Adopted January 18, 1996
                 Amended December 19, 1996 and January 15, 1998


     1. ESTABLISHMENT OF PLAN. Prism Solutions, Inc. (the "COMPANY") proposes to grant options for purchase of the Company's Common Stock to eligible employees of the Company and its Subsidiaries (as hereinafter defined) pursuant to this Employee Stock Purchase Plan (this "PLAN"). For purposes of this Plan, "PARENT CORPORATION" and "SUBSIDIARY" (collectively, "SUBSIDIARIES") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "CODE"). The Company intends this Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of 1,100,000 shares of the Company's Common Stock is reserved for issuance under this Plan. Such number shall be subject to adjustments effected in accordance with Section 14 of this Plan.

     2. PURPOSE. The purpose of this Plan is to provide employees of the Company and Subsidiaries designated by the Board of Directors of the Company (the "BOARD") as eligible to participate in this Plan with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

     3. ADMINISTRATION. This Plan shall be administered by a committee appointed by the Board (the "COMMITTEE") consisting of at least two (2) members of the Board, each of whom is a Disinterested Person as defined in Rule 16b-3(c) of the Securities Exchange Act of 1934 (the "EXCHANGE ACT").
As used in this Plan, references to the "Committee" shall mean either such committee or the Board if no committee has been established. After registration of the Company under the Exchange Act, Board members who are not Disinterested Persons may not vote on any matters affecting the administration of this Plan, but any such member may be counted for determining the existence of a quorum at any meeting of the Board. Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Board and its decisions shall be final and binding upon all participants. Members of the Board shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

     4. ELIGIBILITY. Any employee of the Company or the Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under this Plan except the following:

        (a) employees who are not employed by the Company or Subsidiaries ten days before the beginning of such Offering Period, except that employees who are employed on the effective date of the registration statement filed by the Company with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT") registering the initial public offering of the Company's Common Stock is declared effective by the SEC shall be eligible to participate in the first Offering Period under the Plan;

        (b) employees who are customarily employed for less than twenty (20) hours per week;

        (c) employees who are customarily employed for less than five (5) months in a calendar year;

                                             1996 Employee Stock Purchase Plan

        (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries;

        (e) individuals who provide services to the Company as independent contractors whether or not reclassified as common law employees, unless the Company withholds or is required to withhold U.S. Federal employment taxes for such individuals pursuant to Section 3402 of the Code.

    5. OFFERING DATES. The offering periods of this Plan (each, an "OFFERING PERIOD") shall be of twenty-four (24) months duration commencing on February 1 and August 1 of each year and ending on July 31 and January 31 of each year; PROVIDED, HOWEVER, that notwithstanding the foregoing, the first such Offering Period shall commence on the date on which price quotations for the Company's Common Stock are first available on the Nasdaq National Market (the "FIRST OFFERING DATE") and shall end on March 31, 1998. Each Offering Period shall consist of four (4) six-month purchase periods (individually, a "PURCHASE PERIOD") during which payroll deductions of the participants are accumulated under this Plan. The first business day of each Offering Period is referred to as the "OFFERING DATE". The last business day of each Purchase Period is referred to as the "PURCHASE DATE". The Board shall have the power to change the duration of Offering Periods or Purchase Periods with respect to offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period or Purchase Period to be affected.

    6. PARTICIPATION IN THIS PLAN. Eligible employees may become participants in an Offering Period under this Plan on the first Offering Date after satisfying the eligibility requirements by delivering a subscription agreement to the Company's treasury department (the "TREASURY DEPARTMENT") not later than the 15th day of the month before such Offering Date unless a later time for filing the subscription agreement authorizing payroll deductions is set by the Board for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver a subscription agreement to the Treasury Department by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in this Plan by filing a subscription agreement with the Treasury Department not later than the 15th day of the month preceding a subsequent Offering Date. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in
Section 11 below. Such participant is not required to file any additional subscription agreement in order to continue participation in this Plan.

    7. GRANT OF OPTION ON ENROLLMENT. Enrollment by an eligible employee in this Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company determined by dividing (a) the amount accumulated in such employee's payroll deduction account during such Purchase Period by (b) the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date, PROVIDED, HOWEVER, that the number of shares of the Company's Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (a) the maximum number of shares set by the Board pursuant to Section 10(c) below with respect to the applicable Offering Period, or (b) the maximum number of shares which may be purchased pursuant to Section 10(b) below with respect to the applicable Offering Period. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 8 hereof.

                                             1996 Employee Stock Purchase Plan

    8. PURCHASE PRICE. The purchase price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

        (a)  The fair market value on the Offering Date; or

        (b)  The fair market value on the Purchase Date;

             For purposes of this Plan, the term "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

            (a) if such Common Stock is then quoted on the Nasdaq National
                Market, its closing price on the Nasdaq National Market on the date of determination as reported in THE WALL STREET JOURNAL;

            (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in THE WALL STREET JOURNAL;

            (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in THE WALL STREET JOURNAL; or

            (d) if none of the foregoing is applicable, by the Board in good faith, which in the case of the First Offering Period will be the price determined by the Pricing Committee of the Board for the Common Stock to be sold to the Company's underwriters.

    9. PAYMENT OF PURCHASE PRICE; CHANGES IN PAYROLL DEDUCTIONS; ISSUANCE OF SHARES.

        (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant's compensation in one percent (1%) increments not less than two percent (2%), nor greater than ten percent (10%) or such lower limit set by the Committee. Compensation shall mean all W-2 compensation, including, but not limited to base salary, wages, commissions, overtime, shift premiums and bonuses, plus draws against commissions; PROVIDED, HOWEVER, that for purposes of determining a participant's compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

        (b) A participant may lower (but not increase) the rate of payroll deductions during an Offering Period by filing with the Treasury Department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than fifteen
(15) days after the Treasury Department's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change may be made effective during any Offering Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Treasury Department a new authorization for payroll deductions not later than the 15th day of the month before the beginning of such Offering Period.

        (c) All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

                                             1996 Employee Stock Purchase Plan

        (d) On each Purchase Date, so long as this Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of this Plan. Any amount remaining in such participant's account on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock of the Company shall be carried forward, without interest, into the next Purchase Period or Offering Period, as the case may be. In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

        (e) As promptly as practicable after the Purchase Date, the Company shall arrange the delivery to each participant of a certificate representing the shares purchased upon exercise of his option.

        (f) During a participant's lifetime, such participant's option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised. Shares to be delivered to a participant under this Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

    10. LIMITATIONS ON SHARES TO BE PURCHASED.

        (a) No employee shall be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan.

        (b) No more than two hundred percent (200%) of the number of shares determined by using eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date as the denominator may be purchased by a participant on any single Purchase Date.

        (c) No employee shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty (30) days prior to the commencement of any Offering Period, the Board may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (hereinafter the "MAXIMUM SHARE AMOUNT"). In no event shall the Maximum Share Amount exceed the amounts permitted under Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen (15) days prior to the commencement of the next Offering Period. Once the Maximum Share Amount is set, it shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Board as set forth above.

        (d) If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Board shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each participant affected thereby.

        (e) Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period, without interest.

    11. WITHDRAWAL.

                                             1996 Employee Stock Purchase Plan

        (a) Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the Treasury Department a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time at least fifteen (15) days prior to the end of an Offering Period.

        (b) Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in this Plan.

        (c) If the purchase price on the first day of any current Offering Period in which a participant is enrolled is higher than the purchase price on the first day of any subsequent Offering Period, the Company will automatically enroll such participant in the subsequent Offering Period. A participant does not need to file any forms with the Company to automatically be enrolled in the subsequent Offering Period.

    12. TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee, immediately terminates his or her participation in this Plan. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave, or any other leave of absence approved by the Board; PROVIDED that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

    13. RETURN OF PAYROLL DEDUCTIONS. In the event a participant's interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall promptly deliver to the participant all payroll deductions credited to such participant's account. No interest shall accrue on the payroll deductions of a participant in this Plan.

    14. CAPITAL CHANGES. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under this Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the "RESERVES"), as well as the price per share of Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company; PROVIDED, HOWEVER, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

    In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the options under this Plan shall terminate as of a date fixed by the Board and give each participant the right to exercise his or her option as to all of the optioned stock, including shares which would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, each option under this Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock. If the Board makes an option exercisable in lieu of assumption or substitution in the event of a merger, consolidation or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a

                                             1996 Employee Stock Purchase Plan

period of twenty (20) days from the date of such notice, and the option will terminate upon the expiration of such period.

    The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

    15. NONASSIGNABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise

                                             1996 Employee Stock Purchase Plan


disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

    16. REPORTS. Individual accounts will be maintained for each participant in this Plan. Each participant shall receive promptly after the end of each Purchase Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

    17. NOTICE OF DISPOSITION. Each participant shall notify the Company if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the "NOTICE PERIOD"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares.
 The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

    18. NO RIGHTS TO CONTINUED EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary, or restrict the right of the Company or any Subsidiary to terminate such employee's employment.

    19. EQUAL RIGHTS AND PRIVILEGES. All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in this Plan.

    20. NOTICES. All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

    21. TERM; STOCKHOLDER APPROVAL. After this Plan is adopted by the Board, this Plan will become effective on the date that is the First Offering Date (as defined above); PROVIDED, HOWEVER, that if the First Offering Date does not occur on or before December 31, 1996, this Plan will terminate having never become effective. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares pursuant to this Plan shall occur prior to such stockholder approval. Thereafter, no later than twelve (12) months after the Company becomes subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 with respect to stockholder approval. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) ten (10) years from the adoption of this Plan by the Board.

    22. DESIGNATION OF BENEFICIARY.

        (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under this Plan in the event of such participant's death subsequent to the end of an Purchase Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under this Plan in the event of such participant's death prior to a Purchase Date.

        (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or

                                             1996 Employee Stock Purchase Plan

administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

    23. CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    24. APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

    25. AMENDMENT OR TERMINATION OF THIS PLAN. The Board may at any time amend, terminate or the extend the term of this Plan, except that any such termination cannot affect options previously granted under this Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the stockholders of the Company obtained in accordance with Section 21 hereof within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

        (a) increase the number of shares that may be issued under this Plan;

        (b) change the designation of the employees (or class of employees) eligible for participation in this Plan; or

        (c) constitute an amendment for which stockholder approval is required in order to comply with Rule 16b-3 (or any successor rule) of the Exchange Act.

                          PRISM SOLUTIONS, INC.
         PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
           THE COMPANY FOR ANNUAL MEETING, MARCH 20, 1998

    The undersigned hereby appoints James Ashbrook and Warren M. Weiss, and each of them, as proxies, each with the power of substitution, and hereby authorizes them to vote all shares of Common Stock which the undersigned is entitle to vote at the 1998 Annual Meeting of the Company, to be held at the principal office of the Company located at 1000 Hamlin Court, Sunnyvale, California, on March 20, 1998, at 3:00 p.m. local time, and at any adjournments or postponements thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company's Proxy Statement and (2) in their sole discretion upon such other matters as may properly come before the meeting.

    The undersigned hereby acknowledges receipt of (1) Notice of Annual Meeting of Stockholders of the Company, (2) accompanying Proxy Statement, and (3) Annual Report of the Company for the fiscal year ended December 31, 1997.


     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO
           THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

              CONTINUED AND TO BE SIGNED ON REVERSE SIDE:

THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE COMPANY'S NOMINEES FOR ELECTION AND FOR PROPOSALS 2, 3 AND 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof to the extent authorized by rule 14a-4(c) of the Securities Exchange Act of 1934.

1.  ELECTION OF DIRECTORS

NOMINEES: James W. Ashbrook, Kevin A. Fong, Promod Haque, E. Floyd Kvamme,
          Thuan D. Phan, Nancy S. Schoendorf, Norris van den Berg and Warren M. Weiss.

     [ ]  FOR         [ ]  WITHHELD
     [ ]  ____________________________________________________________
          For all nominees except as noted above

2. AMENDMENT OF THE 1996 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED THEREUNDER BY 4,000,000 SHARES

     [ ]  FOR           [ ]  AGAINST             [ ]  ABSTAIN

3. AMENDMENT OF THE 1996 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED THEREUNDER BY 600,000 SHARES

     [ ]  FOR           [ ]  AGAINST             [ ]  ABSTAIN

4. RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT AUDITORS

     [ ]  FOR           [ ]  AGAINST             [ ]  ABSTAIN

Mark here for address change and note at left [ ]
Mark here if you plan to attend the meeting [ ]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR. IF MORE THAN ONE NAME APPEARS, ALL MUST SIGN.

SIGNATURE            DATE               SIGNATURE              DATE